UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

CULLEN/FROST BANKERS, INC.

(Exact name of issuer as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Houston Street, San Antonio, Texas		78205
(Address of principal executive offices)		(Zip Code)

(210) 220-4011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This current report on Form 8-K/A amends the Current Report on Form 8-K filed by Cullen/Frost Bankers, Inc. (the “Corporation”) on April 29, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Board of Directors of the Corporation has determined that, consistent with the nonbinding resolution adopted by the shareholders at the annual meeting of shareholders held on April 28, 2011, the vote on executive compensation required by Securities and Exchange Commission Rule 14a-21(a) should take place every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green
Phillip D. Green
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer and Principal Accounting Officer)

Dated:	July 28, 2011